FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 25, 2003


                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 1998-5
             (Exact name of registrant as specified in its charter)



   Delaware                   33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York      10167
               (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-5, on June 25, 2003. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may be obtained from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


              (28.51)    June 25, 2003 - Information on Distribution to
                                        Certificateholders.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments, Inc.
                                                 (Registrant)






Date:   July 10, 2003              By: /s/ Joseph Jurkowski Jr.
                                          Joseph Jurkowski Jr.
                                          Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.
                                    FORM 8-K


                                 CURRENT REPORT


                                  Exhibit Index


Exhibit No.              Description


  (28.51)                June 25, 2003 - Information on Distribution to
                                        Certificateholders

            June 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.51
                              TO CERTIFICATEHOLDERS



                  Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1998-5




                 Beginning          Pass Thru        Principal          Interest            Total           Ending Cert./
Class            Cert. Bal.           Rate           Dist. Amt.        Dist. Amt.           Dist.           Notional Bal.
A-1            $1,408,673.06        6.52159%       $ 193,599.53        $ 7,655.65        $201,255.18       $1,215,073.53
A-2             9,831,196.63        6.52159%         926,222.04         53,429.17         979,651.21        8,904,974.58
A-3                     0.00        6.51386%               0.00              0.00               0.00                0.00
A-4             7,729,000.33        6.52159%         667,283.93         42,004.45         709,288.38        7,061,716.41
B-1               384,005.45        6.52159%          14,575.46          2,086.94          16,662.40          369,429.98
B-2               192,030.16        6.52159%           7,288.77          1,043.62           8,332.39          184,741.39
B-3               153,613.15        6.52159%           5,830.60            834.83           6,665.43          147,782.55
B-4                76,834.02        6.52159%           2,916.34            417.57           3,333.91           73,917.68
B-5                76,779.14        6.52159%           2,914.26            417.27           3,331.53           73,864.88
B-6                76,834.25        6.52159%           2,916.35            417.57           3,333.92           73,917.90
R-I                     0.00        6.51386%               0.00              0.00               0.00                0.00
R-II                    0.00        6.51386%               0.00              0.00               0.00                0.00
R-III                   0.00        6.51386%               0.00              0.00               0.00                0.00

Total         $19,928,966.19                     $ 1,823,547.28      $ 108,307.07      $1,931,854.35      $18,105,418.90



CERTIFICATE ACCOUNT

Beginning Balance                                                           0.00

Deposits
           Payment of Interest and Principal                        1,937,709.13
           Liquidations, Insurance Proceeds, Reserve Funds                  0.00
           Proceeds from Repurchased Loans                                  0.00
           Other Amounts (Servicer Advances)                            4,722.16
           Realized Losses                                                  0.00
           Prepayment Penalties                                             0.00
                                                                    ------------
Total Deposits                                                      1,942,431.29

Withdrawals
           Reimbursement for Servicer Advances                          5,771.47
           Payment of Service Fee                                       4,805.47
           Payment of Interest and Principal                        1,931,854.35
                                                                    ------------
Total Withdrawals (Pool Distribution Amount)                        1,942,431.29

Ending Balance                                                              0.00
                                                                    ============

PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                             0.00
Servicing Fee Support                                                       0.00
                                                                    ------------
Non-Supported Prepayment/Curtailment Interest Shortfall                     0.00
                                                                    ============

SERVICING FEES

Gross Servicing Fee                                                     4,225.88
Master Servicing Fee                                                      579.59
Supported Prepayment/Curtailment Interest Shortfall                         0.00
                                                                    ------------
Net Servicing Fee                                                       4,805.47
                                                                    ============



                                  DELINQUENT                                                  BANKRUPTCY
                    No of Loans             Prin Balance                         No of Loans             Prin Balance
                                                              0-29 Days               0                          0.00
30 Days                  2                    235,195.78      30 Days                 0                          0.00
60 Days                  0                          0.00      60 Days                 0                          0.00
90 Days                  0                          0.00      90 Days                 0                          0.00
120 Days                 0                          0.00      120 Days                0                          0.00
150 Days                 0                          0.00      150 Days                0                          0.00
180+ Days                0                          0.00      180+ Days               0                          0.00
                         -                    ----------                              -                          ----
                         2                    235,195.78                              0                          0.00

                                                              0-29 Days           0.000000%                 0.000000%
30 Days              1.492537%                 1.285572%      30 Days             0.000000%                 0.000000%
60 Days              0.000000%                 0.000000%      60 Days             0.000000%                 0.000000%
90 Days              0.000000%                 0.000000%      90 Days             0.000000%                 0.000000%
120 Days             0.000000%                 0.000000%      120 Days            0.000000%                 0.000000%
150 Days             0.000000%                 0.000000%      150 Days            0.000000%                 0.000000%
180+ Days            0.000000%                 0.000000%      180+ Days           0.000000%                 0.000000%
                     --------                  --------                           --------                  --------
                     1.492537%                 1.285572%                          0.000000%                 0.000000%


                                 FORECLOSURE                                                      REO
                    No of Loans             Prin Balance                         No of Loans             Prin Balance

0-29 Days                0                          0.00      0-29 Days               0                          0.00
30 Days                  0                          0.00      30 Days                 0                          0.00
60 Days                  0                          0.00      60 Days                 0                          0.00
90 Days                  0                          0.00      90 Days                 0                          0.00
120 Days                 0                          0.00      120 Days                0                          0.00
150 Days                 0                          0.00      150 Days                0                          0.00
180+ Days                0                          0.00      180+ Days               0                          0.00
                         -                          ----                              -                          ----
                         0                          0.00                              0                          0.00

0-29 Days            0.000000%                 0.000000%      0-29 Days           0.000000%                 0.000000%
30 Days              0.000000%                 0.000000%      30 Days             0.000000%                 0.000000%
60 Days              0.000000%                 0.000000%      60 Days             0.000000%                 0.000000%
90 Days              0.000000%                 0.000000%      90 Days             0.000000%                 0.000000%
120 Days             0.000000%                 0.000000%      120 Days            0.000000%                 0.000000%
150 Days             0.000000%                 0.000000%      150 Days            0.000000%                 0.000000%
180+ Days            0.000000%                 0.000000%      180+ Days           0.000000%                 0.000000%
                     --------                  --------                           --------                  --------
                     0.000000%                 0.000000%                          0.000000%                 0.000000%

                                                                                                    TOTAL
                                                                                        No of Loans       Prin Balance

                                                              0-29 Days                        0                 0.00
                                                              30 Days                          2           235,195.78
                                                              60 Days                          0                 0.00
                                                              90 Days                          0                 0.00
                                                              120 Days                         0                 0.00
                                                              150 Days                         0                 0.00
                                                              180+ Days                        0                 0.00
                                                                                               -           ----------
                                                                                               2           235,195.78

                                                              0-29 Days                0.000000%            0.000000%
                                                              30 Days                  1.492537%            1.285572%
                                                              60 Days                  0.000000%            0.000000%
                                                              90 Days                  0.000000%            0.000000%
                                                              120 Days                 0.000000%            0.000000%
                                                              150 Days                 0.000000%            0.000000%
                                                              180+ Days                0.000000%            0.000000%
                                                                                       --------             --------
                                                                                       1.492537%            1.285572%



Current Period Class A Insufficient Funds                        0.00
Principal Balance of Contaminated Properties                     0.00
Periodic Advance                                             4,722.16




SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                          Original $       Original %       Current $        Current %       Current Class %      Prepayment %
Class A                 1,749,400.00       1.25003394%     923,654.38       5.10153554%          94.898464%         98.554723%
Class B-1               1,049,700.00       0.75006324%     554,224.40       3.06109681%           2.040439%          0.578061%
Class B-2                 699,800.00       0.50004216%     369,483.01       2.04073163%           1.020365%          0.289072%
Class B-3                 419,900.00       0.30003959%     221,700.46       1.22449782%           0.816234%          0.231241%
Class B-4                 279,900.00       0.20000257%     147,782.78       0.81623508%           0.408263%          0.115662%
Class B-5                 140,000.00       0.10003701%      73,917.90       0.40826396%           0.407971%          0.115579%
Class B-6                       0.00       0.00000000%           0.00       0.00000000%           0.408264%          0.115662%

Bankruptcy                100,000.00       0.07145501%     100,000.00       0.55232083%
Fraud                   1,399,482.00       1.00000000%     108,477.11       0.59914167%
Special Hazard            699,741.00       0.50000000%     699,741.00       3.86481530%




COLLATERAL STATEMENT

Collateral Description                                               Mixed Fixed
Weighted Average Gross Coupon                                          7.172255%
Weighted Average Net Coupon                                            6.917799%
Weighted Average Pass-Through Rate                                     6.882901%
Weighted Average Maturity (Stepdown Calculation)                              58

Beginning Scheduled Collateral Loan Count                                    143
Number of Loans Paid in Full                                                   9
Ending Scheduled Collateral Loan Count                                       134

Beginning Scheduled Collateral Balance                             19,928,966.19
Ending Scheduled Collateral Balance                                18,105,418.90
Ending Actual Collateral Balance at 31-May-2003                    18,295,022.78

Monthly P&I Constant                                                  418,209.48
Special Servicing Fee                                                       0.00
Prepayment Penalties                                                        0.00
Realized Loss Amount                                                        0.00
Cumulative Realized Loss                                                    0.00

Class A Optimal Amount                                              1,890,194.77
Class AP Deferred Amount                                                    0.00

Ending Schedule Balance for Premium Loans                          18,105,418.90
Ending Schedule Balance for Discount Loans                                  0.00
Scheduled Principal                                                   299,096.45
Unscheduled Principal                                               1,524,450.84



MISCELLANEOUS REPORTING

Senior Percentage                                                     95.182409%
Senior Prepayment Percentage                                          98.554723%
Subordinate Percentage                                                 4.817591%
Subordinate Prepayment Percentage                                      1.445277%
Lockout Distribution Percentage                                        0.000000%